SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                       Securities and Exchange Act of 1934
                               (Amendment No. __)


Filed by the Registrant     [X]

Filed by Party other than the Registrant     [  ]

Check the appropriate box:

[   ] Preliminary Proxy Statement
[X]   Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant toss.240-11(c) orss.240.14a-12


                            Medcom USA, Incorporated
             ---------------------------- ------------------------
                (Name of Registrant as Specified in Its Charter)


                    William T. Hart - Attorney for Registrant
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
     14a-6(i)(3)

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)    Title of each class of securities to which transaction applies:
      -----------------------------------------------------------------

2)    Aggregate number of securities to which transaction applies:
      -----------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
            -----------------------------------------------------------------

4)    Proposed maximum aggregate value of transaction:
      -----------------------------------------------------------------

      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)    Amount Previously Paid:
      -----------------------------------

2)    Form, Schedule or Registration No.:
      -----------------------------------

3)    Filing Party:
      -----------------------------------

4)    Date Filed:
      -----------------------------------

                            MEDCOM USA, INCORPORATED
                            18001 cowan, Suite C & D
                                 Irvine CA 92614
                                 (949) 261-6665

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                            TO BE HELD JUNE 27, 2000
To the Shareholders:

      Notice is hereby given that a special meeting of the shareholders of Medcom USA, Incorporated (the "Company") will be held at the Company's offices, 18001 cowan, Suite C & D, Irvine, CA 92614 on June 27, 2000, at 10:00 A.M., for the following purpose:

      (1) To approve an amendment to the Company's Articles of Incorporation whereby the authorized capitalization of the Company will be increased to 80,000,000 shares of common stock;

      (2)   To ratify the adoption of the Company's  year 2000  Incentive  Stock
            Option Plan which provides that up to 1,000,000 shares of common stock may be issued upon the exercise of options granted pursuant to the Incentive Stock Option Plan;

      (3) To ratify the adoption of the Company's year 2000 Non-Qualified Stock Option Plan which provides that up to 2,000,000 shares of common stock may be issued upon the exercise of options granted pursuant to the year 2000 Non-Qualified Plan;

      (4) To ratify the adoption of the Company's year 2000 Stock Bonus Plan which provides that up to 500,000 shares of common stock may be issued as stock bonuses pursuant to the year 2000 Stock Bonus Plan.

        to transact such other business as may properly come before the meeting.

      The Board of Directors has fixed the close of business on May 24, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at such meeting. Shareholders are entitled to one vote for each share held. As of May 24, 2000, there were 31,717,633 shares of the Company's common stock which were issued and outstanding.

                                          MEDCOM USA, INCORPORATED

May 30, 2000                              By Mark Bennett
                                          -------------------------------------
                                          President

                            MEDCOM USA, INCORPORATED
                                   18001 cowan
                                   Suite C & D
                                 Irvine CA 92614
                                 (949) 261-6665

                                 PROXY STATEMENT

                         Special Meeting of Shareholders
                           To Be Held on June 27, 2000


         The accompanying proxy is solicited by the Board of Directors of the Company for voting at a special meeting of shareholders to be held on June 27, 2000, and at any and all adjournments of such meeting. If the proxy is executed and returned, it will be voted at the meeting in accordance with any instructions, and if no specification is made, the proxy will be voted for the proposals set forth in the accompanying notice of the special meeting of shareholders. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Company at the address set forth on page one or in person at the time of the meeting. Additionally, any later dated proxy will revoke a previous proxy from the same shareholder. This proxy statement was mailed to shareholders of record on or about May 30, 2000.

         Only the holders of the Company's common stock are entitled to vote at the meeting. Each share of common stock is entitled to one vote and votes may be cast either in person or by proxy. A quorum consisting of one-third of the shares entitled to vote is required for the meeting. The adoption of the proposal to increase the authorized capitalization of the Company will require the approval of the holders of a majority of the issued and outstanding shares of the Company's common stock. The affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock is required to approve the other proposals to come before the meeting. Cumulative voting in the election of directors is not permitted.

                             PRINCIPAL SHAREHOLDERS

         The following table sets forth, as of May 24, 2000, information with respect to the only persons owning beneficially 5% or more of the outstanding common stock and the number and percentage of outstanding shares owned by each director and officer and by the Company's officers and directors as a group. Unless otherwise indicated, each owner has sole voting and investment power over his shares of Common Stock.

                                       Number of             Percent of
Name and Address                        Shares (1)            Class (2)
----------------                       ------------         -------------

Mark Bennett                             262,400                 *
18001 Cowan, Suite C&D
Irvine, CA 92614

Michael Malet
18001 Cowan, Suite C&D
Irvine, CA 92614                         154,900                 *

                                        Number of            Percent of
Name and Address                        Shares (1)            Class (2)
----------------                       ------------         -------------

Alan Ruben                                51,679                 *
18001 Cowan, Suite C&D
Irvine, CA  92614

David Robinson                                --                 *
6810 New Tampa Highway
Lakeland, FL 33815

Vladimir Havlena                              --                 *
Kozi 8
602 00 Brno
Czech Republic

David Breslow                             22,500                 *
701 N. Brand, #380
Glendale, CA  91203

Julio Curra                               12,500                 *
1767 Veterans Memorial Hwy. #6
Islandia, NY  11722

Officers and Directors as a
Group (7 persons)                        503,979              1.6%

*  Less than 1%

(1) Excludes shares issuable upon the exercise of options or warrants granted to the following persons:

      Name                           Options exercisable

      Mark Bennett                        2,375,500
      Michael Malet                       2,152,000
      Alan Ruben                            500,000
      David Robinson                        448,000
      Vladimir Havlena                      448,000
      David Breslow                         172,500
      Julio Curra                           162,500

(2) Excludes any shares issuable upon the exercise of any warrants or options or upon the conversion of any promissory notes or other convertible securities.

                             OFFICERS AND DIRECTORS

         The Company's officers and directors are as follows:

      Name              Age               Position

      Mark Bennett      40           President and a Director
      Michael Malet     51           Executive Vice President and a Director
      Alan Ruben        43           Chief Accounting and Financial Officer
      David Robinson    36           Vice President and Chief Technology Officer
      Vladimir Havlena  44           Managing   Director   DCB   Actuaries  &
                                      Consultants, s.r.o.Czech Republic
      David Breslow     55           Director
      Julio Curra       40           Director

      Each director holds office until his successor is duly elected by the stockholders. Executive officers serve at the pleasure of the Board of Directors.

      The following sets forth certain information concerning the past and present principal occupations of the Company's officers and directors.

      Mark Bennett has been the Company's President since November 1997 and has been a Director of the Company since September 1997. Mr. Bennett has been the President, Chief Executive Officer and a Director of Link International Technologies, Inc., a subsidiary of the Company, since January 1996. Since April 1995 Mr. Bennett has also been the President of New View Technologies, a wholly owned subsidiary of Link. From 1985 to 1987 Mr. Bennett was the General Manager for MovieBar, a video vending company servicing the hotel and hospitality industry, with installations in over 35,000 hotel rooms worldwide. In 1987 Mr. Bennett became Vice President of International Operations and General Manager of MovieBar and was subsequently named as President of MovieBar Company USA. In December 1995 Mr. Bennett resigned his position with MovieBar to co-found Link.

          Michael Malet has been the Company's Vice President since November 1997 and has been a director of the Company since September 1997. Mr. Malet has been the President of New View Technologies, Inc., a wholly owned subsidiary of Link International Technologies, Inc., since July 1995. From 1986 to 1987 Mr. Malet was the President of Vending Control Systems, a manufacturer of video vending machines. Mr. Malet was a Sales Manager (1987-1990) and later President (1991-1995) of Keyosk Corporation, a Company involved on the development and sale of intelligent on-line vending machines, including the Company's ACDC Units.

          Alan Ruben joined the Company as Chief Accounting and Financial Officer in October 1999. Prior to joining the Company, he was the Chief Financial Officer for Direct Container Line, Inc., an international shipping company. Previously Mr. Ruben was the Vice-President and Chief Financial Officer for Relsys International, Inc., a medical software development company. Mr. Ruben is a certified public accountant, licensed in the state of California. He began his career with Coopers & Lybrand and was in public accounting for eighteen years.

          David  Robinson  joined  the  Company  as  Vice  President  and  Chief
     Technology Officer in April 2000. Prior to joining the Company, Mr. Robinson was the President of DCB Actuaries & Consultant, s.r.o., since 1991. In 1986, he founded DSM.net, a systems network integration company, and has served as its President since inception. In 1998, Mr. Robinson was appointed to the Board of Directors of Woodrow Milliman, a worldwide actuarial and consulting firm

          Vladimir Havlena became the Managing Director of the Company's wholly owned subsidiary, DCB Actuaries & Consultants, s.r.o. in April 2000. Mr. Havlena was a founder and had worked as the Managing Director of DCB Actuaries and Consultants since 1991. Between 1987 and 1990 Mr. Havlena received several post-graduate degrees at the University of Brno, Czech Republic. Mr. Havlena graduated in 1981 from the Czech Technical University with a degree in engineering.

          David Breslow has been a director of the Company since March 1999. Mr. Breslow has been the President and Executive Director of United Pharmacists Network, Inc., a corporation involved in purchasing, management and other services to pharmacies since 1996. Between 1976 and 1995 Mr. Breslow owned and managed various pharmacies in the Los Angeles, California metropolitan area.

          Julio Curra has been a director of the Company since March 1999. Since 1996 Mr. Curra has been the president of All-Line Communications, Inc., a corporation involved in telecommunication sales. Between 1987 and 1996 Mr. Curra was the president of Julio Curra & Associates, a firm also involved in telecommunication sales.

          All of the Company's officers devote substantially all of their time on the Company's business. Mr. Breslow and Mr. Curra, as directors, devote only a minimal amount of time to the Company.

      Mr. Breslow and Mr. Curra are members of the Company's audit committee.

Change in Management

      In February 1999 Chet Howard, George Pursglove and Cornelia Eldridge resigned as directors of the Company. In March 1999 David Breslow and Julio Curra were appointed directors of the Company.

      The following table sets forth in summary form the compensation received by (i) the Chief Executive Officer of the Company and (ii) by each other executive officer of the Company who received in excess of $100,000 during the fiscal years ended June 30, 1998 and 1999.

Executive Compensation

Name and                                Other Annual   Restricted    Options
Principal    Fiscal   Salary   Bonus    Compensation   Stock Awards  Granted
Position      Year     (1)      (2)         (3)            (4)         (5)
---------    ------   -----   -------   ------------   ------------  ---------

Mark Bennett, 1999   $128,482     --       $8,400            --      1,015,000
President     1998   $111,350     --       $8,40        $67,500        560,500
and Chief
Executive Officer

Name and                                Other Annual   Restricted    Options
Principal    Fiscal   Salary   Bonus    Compensation   Stock Awards  Granted
Position      Year     (1)      (2)         (3)            (4)         (5)
---------    ------   -----   -------   ------------   ------------  ---------

Michael Malet,  1999  $112,462     --      $8,400         --         925,000
Vice President  1998  $100,923     --      $8,400       $58,500      457,000

(1)   The dollar value of base salary (cash and non-cash) received.
(2)  The dollar value of bonus (cash and non-cash) received.
(3) Any other annual compensation not properly categorized as salary or bonus, including perquisites and other personal benefits, securities or property. Amounts in the table represents automobile allowances.

(4) Amounts reflect the value of the shares of the Company's common stock issued as compensation for services.

      The table below shows the number of shares of the Company's Common Stock owned by the officers listed above, and the value of such shares as of June 30, 1999.

      Name                                Shares            Value
      ----                                ------            -----
      Mark Bennett                       224,900          $218,153
      Michael Malet                      157,802          $153,068

(5) The shares of Common Stock to be received upon the exercise of all stock options granted during the fiscal years shown in the table.

Employment Contracts

      In March 1999 the Company entered into employment agreements with Mark Bennett and Michael Malet. Each employment agreement provides for the following:

1.    Term of three years.

2. Annual salary of $137,500 in the case of Mr. Bennett and $120,000 in the case of Mr. Malet.

3.    Automobile allowance of $700 per month.

4. Four weeks of paid vacations and the right to participate in any group medical, group life insurance or any other employee benefit plan that the Company may, from time to time, maintain.

5. Reimbursement for any medical, dental or optical expenses not covered by any Company group healthcare plan.

6. Disability benefits equal to the employee's salary payable to the employee for the remaining term of the employment agreement.

7. Premium payments for a $1,000,000 term life insurance policy with the beneficiary to be designated by the employee.

      In the event that there is a change in the control of the Company and the employee is terminated without cause or the employee resigns for cause then the Company is required to pay the Company a lump-sum amount equal to the employee's annual salary multiplied by 2.99. The term "resignation for cause" means there is a material change in the employee's authority, duties or activities. For purposes of the employment agreement a change in the control of the Company means: (1) the acquisition by any person of more than 15% of the Company's common stock; (2) the acquisition by any person of more than 50% of the voting capital stock of any subsidiary of the Company; (3) the merger of the Company with another entity if after such merger the shareholders of the Company do not own at least 85% of the voting capital stock of the surviving corporation; (4) the approval by the shareholders of the Company of a plan to liquidate or dissolve the Company; (5) the sale of substantially all of the assets of the Company; or (6) a change in a majority of the Company's directors which has not been approved by at least two-thirds of the incumbent directors.

       If following a change in control the employee is terminated without cause, all options granted to the employee pursuant to any of the Company's incentive or non-qualified stock option plans will be fully vested.

Options Granted During Fiscal Year Ending June 30, l999

          The following tables set forth information concerning the options granted, during the fiscal year ended June 30, 1999, to the persons named below, and the fiscal year-end value of all unexercised options (regardless of when granted) held by these persons. The options listed below were not granted pursuant to the Company's incentive or non-qualified stock option plans.

                                          %of Total
                                           Options
                                          Granted to      Exercise
                           Options       Employees in    Price Per    Expiration
Name                      Granted (#)     Fiscal Year       Share        Date

Mark Bennett              1,015,000          33%           $0.82       4/16/04

Michael Malet               925,000          30%           $0.82       4/16/04

Option Exercises in Last Fiscal Year and Fiscal Year-End Values

                                               Number of
                                                Securities        Value of
                                               Underlying        Unexercised
                                              Unexercised       In-the-Money
                                                Options at        Options at
                                             June 30, 1999      June 30, 1999
                                             -------------      -------------
Shares Acquired                   Value        Exercisable/       Exercisable/
Name on Exercise (1)            Realized (2) Unexercisable (3) Unexercisable (4)
-----------------------------   ------------ ----------------- -----------------

Mark Bennett          --           --        1,575,500/--        $152,250/--
Michael Malet         --           --        1,382,000/--        $138,750/--

(1) The number of shares received upon exercise of options during the fiscal year ended June 30, 1999.

(2) With respect to options exercised during the Company's fiscal year ended June 30, 1999, the dollar value of the difference between the option exercise price and the market value of the option shares purchased on the date of the exercise of the options.

(3) The total number of unexercised options held as of June 30, 1999, separated between those options that were exercisable and those options that were not exercisable.

(4) For all unexercised options held as of June 30, 1999, the excess of the market value of the stock underlying those options (as of June 30, 1999) and the exercise price of the option

Long Term Incentive Plans - Awards in Last Fiscal Year

      None.

Employee Pension, Profit Sharing or Other Retirement Plans

      Except as provided in the Company's employment agreements with its executive officers, the Company does not have an active defined benefit, pension plan, profit sharing or other retirement plan, although the Company may adopt one or more of such plans in the future.

Compensation of Directors

      Standard Arrangements. At present the Company does not pay its directors for attending meetings of the Board of Directors, although the Company expects to adopt a director compensation policy in the future. The Company has no standard arrangement pursuant to which directors of the Company are compensated for any services provided as a director or for committee participation or special assignments.

      Other Arrangements. Except as disclosed elsewhere in this proxy statement, no director of the Company received any form of compensation from the Company during the year ended June 30, 1999.

Transactions  with  Management


          Effective January 30, 1998 the Company issued 550,000 shares of its common stock to the shareholders of Moviebar, Incorporated and Vectorvision, Incorporated in consideration for the acquisition of a business known as "Movie Vision." Movie Vision rents video cassettes, primarily containing motion pictures, through automated dispensing units in hotels. Movie Vision currently has video cassette dispensing machines in approximately 140 hotels in the United States. For financial statement purposes, the acquisition of Movie Vision was valued at $1,100,000. Mark Bennett, the President and a director of the Company, was a shareholder of both Moviebar, Incorporated and Vectorvision, Incorporated and received
     55,000 shares of the Company's common stock in connection with this transaction.

      See "Stock Option and Bonus Plans" below for information concerning stock options and stock bonuses granted to the Company's present officers and directors.

Stock Option and Bonus Plans

      The Company's Incentive Stock Option Plans, Non-Qualified Stock Option Plans and Stock Bonus Plans are collectively referred to in this proxy statement as the "Plans".

Incentive Stock Option Plans.
----------------------------

      The Incentive Stock Option Plans authorize the issuance of options to purchase shares of the Company's common stock. Only officers, directors and employees of the Company may be granted options pursuant to the Incentive Stock Option Plans.

      In order to qualify for incentive stock option treatment under the Internal Revenue Code, the following requirements must be complied with:

      1.   Options granted pursuant to the Plan must be exercised no later than:

            (a) The expiration of thirty (30) days after the date on which an option holder's employment by the Company is terminated.

            (b) The expiration of one year after the date on which an option holder's employment by the Company is terminated, if such termination is due to the Employee's disability or death.

      2. In the event of an option holder's death while in the employ of the Company, his legatees or distributees may exercise (prior to the option's expiration) the option as to any of the shares not previously exercised.

      3. The total fair market value of the shares of common stock (determined at the time of the grant of the option) for which any employee may be granted options which are first exercisable in any calendar year may not exceed $100,000.

      4. Options may not be exercised until one year following the date of grant. Options granted to an employee then owning more than 10% of the common stock of the Company may not be exercisable after five years from the date of grant.

      5. The purchase price per share of common stock purchasable under an option is determined by the Board of Directors but cannot be less than the fair market value of the Common Stock on the date of the grant of the option (or 110% of the fair market value in the case of a person owning the Company's stock which represents more than 10% of the total combined voting power of all classes of stock).

Non-Qualified Stock Option Plans.
--------------------------------

      The Non-Qualified Stock Option Plans authorize the issuance of options to purchase shares of the Company's common stock to the Company's employees, directors, officers, consultants and advisors, provided however that bona fide services must be rendered by consultants or advisors and such services must not be in connection with the offer or sale of securities in a capital-raising transaction. The option exercise price and expiration date are determined by the Board of Directors.

Stock Bonus Plans.
-----------------

      The Company's Stock Bonus Plans authorize the issuance of shares of common stock to the Company's employees, directors, officers, consultants and advisors provided, however, that bona fide services must be rendered by consultants or advisors and such services must not be in connection with the offer or sale of securities in a capital-raising transaction.

Other Information Regarding the Plans.
-------------------------------------

      The Plans are administered by the Company's Board of Directors. The Board of Directors has the authority to interpret the provisions of the Plans and supervise the administration of the Plans. In addition, the Board of Directors is empowered to select those persons to whom shares or options are to be granted, to determine the number of shares subject to each grant of a stock bonus or an option and to determine when, and upon what conditions, shares or options granted under the Plans will vest or otherwise be subject to forfeiture and cancellation.

      In the discretion of the Board of Directors, any option granted pursuant to the Plans may include installment exercise terms such that the option becomes fully exercisable in a series of cumulating portions. The Board of Directors may also accelerate the date upon which any option (or any part of any options) is first exercisable. Any shares issued pursuant to the Stock Bonus Plan and any options granted pursuant to the Incentive Stock Option Plan or the Non-Qualified Stock Option Plan will be forfeited if the "vesting" schedule established by the Board of Directors at the time of the grant is not met. For this purpose, vesting means the period during which the employee must remain an employee of the Company or the period of time a non-employee must provide services to the Company. At the time an employee ceases working for the Company (or at the time a non-employee ceases to perform services for the Company), any shares or options not fully vested will be forfeited and cancelled. In the discretion of the Board of Directors payment for the shares of Common Stock underlying options may be paid through the delivery of shares of the Company's Common Stock having an aggregate fair market value equal to the option price, provided such shares have been owned by the option holder for at least one year prior to such exercise. A combination of cash and shares of Common Stock may also be permitted at the discretion of the Board of Directors.

      Options are generally non-transferable except upon the death of the option holder. Shares issued pursuant to the Stock Bonus Plan will generally not be transferable until the person receiving the shares satisfies the vesting requirements imposed by the Board of Directors when the shares were issued.

      The Board of Directors of the Company may at any time, and from time to time, amend, terminate, or suspend one or more of the Plans in any manner it deems appropriate, provided that such amendment, termination or suspension cannot adversely affect rights or obligations with respect to shares or options previously granted.

      The Plans are not qualified under Section 401(a) of the Internal Revenue Code, nor are they subject to any provisions of the Employee Retirement Income Security Act of 1974.

Summary

The following sets forth certain information as of May 24, 2000 concerning the stock options and stock bonuses granted by the Company pursuant to the Plans. Each option represents the right to purchase one share of the Company's common stock.

      The total shares reserved under each Plan includes shares authorized by the year 2000 Plans which are being submitted to the Company's shareholders for their approval at the June 27, 2000 meeting.

                                   Total      Shares                  Remaining
                                   Shares    Reserved for  Shares      Options/
                                  Reserved   Outstanding  Issued As     Shares
Name of Plan                     Under Plans   Options   Stock Bonus Under Plans

Incentive Stock Option Plans      2,500,000  1,026,000         N/A    1,474,000
Non-Qualified Stock Option Plans  5,000,000  2,794,000         N/A    2,206,000
Stock Bonus Plans                 2,900,000        N/A   1,906,875      993,125

      During the fiscal years indicated, the following persons received shares of the Company's common stock as stock bonuses:

                           Shares Issued as Stock Bonus
                         -------------------------------------------------------
    Name                  1996      1997      1998       1999     2000
    ----                  ----      ----      ----       ----     ----

Mark Bennett                                 18,750               37,500
Michael Malet                       5,000    16,250               37,500
Alan Ruben                                                        51,679
David Robinson                                                        --
Vladimir Havlena                                                      --
David Breslow                                                     12,500
Julio Curra                                                       12,500
Other employees and
 consultants as a grou  461,250   111,875   174,000   710,500    257,571
                        -------   -------   -------   -------    -------
                        461,250   116,875   209,000   710,500    409,250
                        =======   =======   =======   =======    =======

PROPOSAL TO INCREASE THE COMPANY'S AUTHORIZED CAPITALIZATION

      The Company has an authorized capitalization of 40,000,000 share of common stock and 1,000,000 shares of preferred stock. As of May 24, 2000 the Company had 31,717,633 outstanding shares of common stock. The Company has also issued options, warrants and other convertible securities which as of May 24, 2000, allow the holders of such securities to acquire up to 14,402,950 additional shares of the Company's common stock. Since the number of common shares which the Company is authorized to issue is presently fixed at 40,000,000 shares, the Company's Board of Directors has adopted a proposal, subject to shareholder approval, to increase the authorized capitalization of the Company to 80,000,000 shares of common stock.

      The Company's Board of Directors will have the authority to divide the Preferred Stock into series and, within the limitations provided by statute, to fix by resolution the voting power, designations, preferences, and relative participation, special rights, and the qualifications, limitations or restrictions of the shares of any series so established. As the Board of Directors has authority to establish the terms of, and to issue, the Preferred Stock without shareholder approval, the Preferred Stock could be issued to defend against any attempted takeover of the Company.

      The Company's Board of Directors has adopted this proposal because it believes that the increased number of authorized shares is necessary to pursue the Company's business plan, including the ability to make future acquisitions of suitable businesses, as was done with the recent acquisition of DCB Actuaries & Consultants, s.r.o. Additionally, the Board of Directors believes that the increased number of authorized shares is necessary for the Company to be able to attract and retain key personnel required to further the Company's business interests.

PROPOSAL TO RATIFY ADOPTION OF YEAR 2000 INCENTIVE STOCK OPTION PLAN

      Shareholders are being requested to ratify the adoption of the Company's year 2000 Incentive Stock Option Plan. The purpose of the year 2000 Plan is to furnish additional compensation and incentives to the Company's officers and employees.

      The year 2000 Plan will authorize the issuance of up to 1,000,000 shares of the Company's common stock to persons that exercise options granted pursuant to the plan. As of April 21, 2000 the Company had not granted any options to purchase shares of the Company's common stock pursuant to the year 2000 Plan.

      The year 2000 Plan was adopted by the Board of Directors on April 28, 2000. Any options granted under the year 2000 Plan must be granted before April 28, 2010. The Board of Directors recommends that the shareholders of the Company approve the adoption of the year 2000 Plan.

PROPOSAL TO RATIFY ADOPTION OF YEAR 2000 NON-QUALIFIED STOCK OPTION PLAN

      Shareholders are being requested to ratify the adoption of the Company's year 2000 Non-Qualified Stock Option Plan. The Company's employees, directors and officers, and consultants or advisors to the Company are eligible to be granted options pursuant to the year 2000 Non-Qualified Plan as may be determined by the Company's Board of Directors, provided however that bona fide services must be rendered by such consultants or advisors and such services must not be in connection with the offer or sale of securities in a capital-raising transaction. The year 2000 Non-Qualified Plan will function and be administered in the same manner as the Company's other Non-Qualified Plans.

      The year 2000 Non-Qualified Plan authorizes the issuance of up to 2,000,000 shares of the Company's common stock to persons that exercise options granted pursuant to the Plan. As of the date of this Proxy Statement, no options have been granted pursuant to the year 2000 Non-Qualified Plan.

      The year 2000 Non-Qualified Plan was adopted by the Board of Directors on April 28, 2000. The Board of Directors recommends that the shareholders of the Company ratify the adoption of the year 2000 Non-Qualified Plan.

                 PROPOSAL TO RATIFY ADOPTION OF YEAR 2000 STOCK BONUS PLAN

      Shareholders are being requested to ratify the adoption of the Company's year 2000 Stock Bonus Plan. The purpose of the year 2000 Stock Bonus Plan is to furnish additional compensation and incentives to the Company's officers, employees, consultants and advisors.

      The year 2000 Stock Bonus Plan authorizes the issuance of up to 500,000 shares of the Company's Common Stock to persons granted stock bonuses pursuant to the year 2000 Stock Bonus Plan. As of the date of this Proxy Statement no shares have been granted pursuant to the year 2000 Stock Bonus Plan.

      The year 2000 Stock Bonus Plan was adopted by the Board of Directors on April 28, 2000. The year 2000 Stock Bonus Plan will function and be administered in the same manner as the Company's other Stock Bonus Plans. The Board of Directors recommends that the shareholders of the Company ratify the adoption of the year 2000 Stock Bonus Plan.

                   AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

      The Company's Annual Report on Form 10-K for the year ending June 30, 1999 will be sent to any shareholder of the Company upon request. Requests for a copy of this report should be addressed to the Secretary of the Company at the address provided on the first page of this proxy statement.

                                     GENERAL

      The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with solicitation of proxies will be paid by the Company including any additional solicitation made by letter, telephone or telegraph. Failure of a quorum to be present at the meeting will necessitate adjournment and will subject the Company to additional expense.

      Management of the Company does not intend to present and does not have reason to believe that others will present any other items of business at the Special Meeting. However, if other matters are properly presented to the meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

      Please complete, sign and return the enclosed proxy promptly. No postage is required if mailed in the United States.

                            MEDCOM USA, INCORPORATED

               This Proxy is Solicited by the Board of Directors

      The undersigned stockholder of the Company, acknowledges receipt of the Notice of the Special Meeting of Stockholders, to be held June 27, 2000, 10:00 A.M. local time, at 18001 cowan, Suite C & D, Irvine CA 92614, and hereby appoints Mark Bennett or Michael Malet, each with the power of substitution, as Attorneys and Proxies to vote all the shares of the undersigned at said Special Meeting of stockholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorneys and Proxies may do or cause to be done by virtue hereof. The above named Attorneys and Proxies are instructed to vote all of the undersigned's shares as follows:

    (1) To approve an amendment to the Company's Articles of Incorporation whereby the authorized capitalization of the Company will be increased to 80,000,000 shares of common stock and 1,000,000 shares of preferred stock.


                           -       -           -
                         / / FOR / / AGAINST / / ABSTAIN
                         -       -           -

(2)  To ratify the adoption of the Company's  Year 2000  Incentive  Stock Option
     Plan.
                           -       -           -
                         / / FOR / / AGAINST / / ABSTAIN
                         -       -           -

(3) To ratify the adoption of the Company's Year 2000 Non-Qualified Stock Option Plan.

                           -       -           -
                         / / FOR / / AGAINST / / ABSTAIN
                         -       -           -

    (4)     To ratify the adoption of the Company's Year 2000 Stock Bonus Plan.


                           -       -           -
                         / / FOR / / AGAINST / / ABSTAIN
                         -       -           -

      To transact such other business as may properly come before the meeting.

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DISCRETION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF ITEMS 1 THROUGH 4.



                                   Dated this ___ day of ___________, 2000.


                                   ---------------------------------
                                               (Signature)

                                   ---------------------------------
                                               (Signature)


                                    Please sign your name exactly as it appears on your stock certificate. If shares are held jointly, each holder should sign. Executors, trustees, and other fiduciaries should so indicate when signing.

                                    Please Sign, Date and Return this Proxy so
                                   that your shares may be voted at the meeting.